As filed with the Securities and Exchange Commission on November 12, 1998
                                                     Registration No. 33-62471

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------


                                 POST EFFECTIVE
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                ----------------
                              NEWMONT GOLD COMPANY
               (Exact name of issuer as specified in its charter)
                                ----------------
           Delaware                 1700 Lincoln Street           13-2526632
        (State of other           Denver, Colorado 80203       (I.R.S. Employer
 jurisdiction of incorporation        (303) 863-7414         Identification No.)
       or organization)
               (Address, including zip code, and telephone number,
              including area code, of Principal Executive Offices)

                              Newmont Gold Company
                           Directors' Stock Award Plan
                              (Full Title of Plan)

                            Timothy J. Schmitt, Esq.
                              Newmont Gold Company
                               1700 Lincoln Street
                             Denver, Colorado 80203
                                 (303) 863-7414

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                ----------------
                                   Copies to:
                             Maureen Brundage, Esq.
                                White & Case LLP
                           1155 Avenue of the Americas
                            New York, New York 10036
                                 (212) 819-8200
                                ----------------

         The undersigned registrant undertook in Item 9 of the Registration Statement to which this Post-Effective Amendment relates (the "Registration Statement") to remove from registration any of the securities registered thereby which remain unsold at the termination of the offering. Pursuant to said undertaking, the undersigned registrant hereby removes from registration the 7,500 shares of Common Stock of the undersigned registrant that were registered pursuant to the Registration Statement but which remain unsold as of the date hereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado, on the 12th day of November, 1998.



                                      NEWMONT GOLD COMPANY



                                      By: /s/ Timothy J. Schmitt
                                          -------------------------------------
                                          Name:   Timothy J. Schmitt
                                          Title:  Vice President, Secretary and
                                                  Assistant General Counsel

         Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons, in the capacities indicated, on November 12, 1998.



            Signature                                      Title                              Date

/s/ Ronald C. Cambre                      President and Chief Executive Officer       November 12, 1998
---------------------------------         (Principal Executive Officer)
Ronald C. Cambre


/s/ Wayne W. Murdy                        Executive Vice President and Chief          November 12, 1998
---------------------------------         Financial Officer and Director
Wayne W. Murdy                            (Principal Financial Officer)


/s/ Lawrence T. Kurlander                 Director                                    November 12, 1998
---------------------------------
Lawrence T. Kurlander



/s/ Joy E. Hansen                         Director                                    November 12, 1998
---------------------------------
Joy E. Hansen


/s/ Linda K. Wheeler                      Controller                                  November 12, 1998
---------------------------------         (Principal Accounting Officer)
Linda K. Wheeler

